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                                                                    Exhibit 23.1



                          Independent Auditors' Consent
                          -----------------------------

The Board of Directors
InKine Pharmaceutical Company, Inc.:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP



Philadelphia, Pennsylvania
March 8, 2004